SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 20, 2007

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2007, the Board of Directors of The Southern Company (“Southern Company”) elected H. William Habermeyer, Jr. as a new director of Southern Company, effective March 1, 2007. Mr. Habermeyer also was elected as a member of the Nuclear Committee of the Board of Directors effective March 1, 2007.

From 2000 until his retirement in May 2006, Mr. Habermeyer served as President and Chief Executive Officer of Florida Power Corporation (d/b/a Progress Energy Florida, Inc.), a subsidiary of Progress Energy, Inc. (“Progress Energy”). Mr. Habermeyer joined Progress Energy in 1993 and served in various leadership roles including Vice President of Nuclear Services and Environmental Support, Vice President of Nuclear Engineering and Vice President of Progress Energy’s Western Region.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2007	THE SOUTHERN COMPANY By /s/Patricia L. Roberts Patricia L. Roberts Assistant Secretary